Debt (Notes)	9 Months Ended
Sep. 30, 2012
Long-term Debt, Unclassified [Abstract]
Debt
DEBT

Revolving Credit Facility. Our Revolving Credit Facility was amended most recently on August 17, 2012 to revise certain coverage and leverage ratios. Effective March 30, 2012, pursuant to the terms of the original agreement, we amended the agreement to exercise our option to increase the total loan availability from $150.0 million to an aggregate of $300.0 million. The amendment also allows us to request that the availability be increased up to an aggregate of $450.0 million, subject to receiving increased commitments from the lenders.

The Revolving Credit Facility is non-recourse to Tesoro, except for TLGP, and is guaranteed by all of our subsidiaries and secured by substantially all of our assets. Borrowings are available under the Revolving Credit Facility up to the total available revolving capacity of the facility. As of September 30, 2012, we had no borrowings and $0.3 million in letters of credit outstanding under the Revolving Credit Facility, resulting in a total unused credit availability of $299.7 million, or 99%, of the borrowing capacity. The Revolving Credit Facility is scheduled to mature on April 25, 2014.

The Revolving Credit Facility, at September 30, 2012, was subject to the following expenses and fees:

Credit Facility	30 day Eurodollar (LIBOR) Rate	Eurodollar Margin	Base Rate	Base Rate Margin	Commitment Fee (unused portion)
TLLP Revolving Credit Facility (a)	0.21%	2.50%	3.25%	1.50%	0.50%
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(a) We have the option to elect if the borrowings will bear interest at either a base rate plus the base rate margin, or a Eurodollar rate, for the applicable period, plus the Eurodollar margin at the time of the borrowing. Letters of credit outstanding under the Revolving Credit Facility incur fees at the Eurodollar margin rate.

Senior Notes. Effective September 14, 2012, the Partnership completed a private offering of $350.0 million aggregate principal amount of 5.875% Senior Notes due 2020 (the "Senior Notes"). The proceeds of this offering were used to fund our acquisition of the Long Beach Assets and repay the outstanding balance on our Revolving Credit Facility, with the remaining amounts to be used for general partnership purposes.

The Senior Notes have no sinking fund requirements. We may redeem some or all of the Senior Notes prior to October 1, 2016 at a make-whole price plus accrued and unpaid interest. On or after October 1, 2016, the Senior Notes may be redeemed at premiums equal to 2.938% through October 1, 2017; 1.469% from October 1, 2017 through October 1, 2018; and at par thereafter, plus accrued and unpaid interest in all circumstances. We will have the right to redeem up to 35% of the aggregate principal amount at 105.875% of face value with proceeds from certain equity issuances through October 1, 2015.

The Senior Notes are subject to a registration rights agreement under which we have agreed to exchange the notes for registered publicly-traded notes having substantially identical terms as the Senior Notes. The Senior Notes also contain customary terms, events of default and covenants. The Senior Notes are unsecured and guaranteed by all of our domestic subsidiaries, except Tesoro Logistics Finance Corp., the co-issuer of the Senior Notes.